INCOME TAXES (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 25,300
Operating loss carryforwards description	If not used, $6.6 million of these carryforwards will expire beginning in 2026, and $18.9 million will carryforward indefinitely.
Description of ownership change	Utilization of the net operating losses (NOL) carryforwards may be subject to a substantial annual limitation as required by Section 382 of the IRC, due to ownership change of the company that could occur in the future, as well as similar state provisions. In general, an “ownership change” as defined by Section 382 results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income. Assuming the Merger is consummated in accordance with the terms of the Merger Agreement, these limitations will apply for tax periods following the Merger.
Uncertain tax positions	$ 0	$ 0
Deferred tax assets valuation allowance	9,300
Unrecognized tax benefits	0	0
Accrual for interest and penalties	2	1
Taxes payable	$ 0	$ 0